UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934,

as amended

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

WMI HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 05, 2013
Meeting Information
WMI HOLDINGS CORP.	Meeting Type: Annual Meeting
For holders as of: April 09, 2013
Date: June 05, 2013 Time: 11:00 AM EDT
Location: The Roosevelt Hotel
45 East 45th Street
(at Madison Avenue) New York, NY 10017

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job # Envelope # Sequence # # of # Sequence #

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report/10K and 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominee
01 Michael Willingham 02 Eugene I. Davis 03 Steven D. Scheiwe 04 Mark E. Holliday 05 Diane B. Glossman
06 Michael J. Renoff 07 Timothy R. Graham

The Board of Directors recommends you vote FOR proposals 2 and 3.

2       To ratify the appointment of Burr Pilger Mayer, Inc., as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

3       To approve, as an advisory vote, compensation of WMI Holdings Corp.’s named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4       To approve, as an advisory vote, the frequency of future advisory votes on named executive officer compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Reserved for Broadridge Internal Control Information

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #